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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 5, 2004


                            FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)


    Nevada                            0-15950                     37-1078406
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(State of other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


201 W. Main Street, Urbana, Illinois                                61801
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (217) 365-4556

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ITEM 5. OTHER EVENTS

     Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 99.1 hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1  Press Release, dated January 6, 2004.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FIRST BUSEY CORPORATION


Date:  January 7, 2004                            By: /s/ Barbara J. Kuhl
                                                     ---------------------------
                                                  Name:  Barbara J. Kuhl
                                                  Title: President and Chief
                                                         Operating Officer


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                                 EXHIBIT INDEX


EXHIBIT                    DESCRIPTION                  SEQUENTIALLY
                                                        NUMBERED PAGE
 99.1                  Press Release, dated
                       January 6, 2004.




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